Exhibit 10.9
SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO EQUITRANS MIDSTREAM CORPORATION IF PUBLICLY DISCLOSED. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

February 9, 2021

Rice Drilling B LLC
625 Liberty Avenue, Suite 1700
Pittsburgh, Pa 15222-3111
Attn: Ray Franks

RE:    Oxford 43 Pad Buyback Gas

Dear Mr. Franks:
Reference is made to that certain Gas Gathering and Compression Agreement dated as of February 26, 2020 by and among EQT Corporation, EQT Production Company, Rice Drilling B LLC, and EQT Energy, LLC (collectively, “Producer”), and EQM Gathering Opco, LLC (“Gatherer”), as the same was amended by that certain First Amendment to Gas Gathering and Compression Agreement dated August 26, 2020, between Producer and Gatherer (as amended, the “Gathering Agreement”). All capitalized terms used but not otherwise defined in this letter agreement (“Letter Agreement”) shall have the meanings (if any) ascribed to them in the Gathering Agreement.
WHEREAS, Gatherer has had Dedicated Gas (“Oxford Buyback Gas”) available for delivery to the Oxford Delivery Point depicted on Exhibit A attached hereto (the “Oxford Redelivery Point”) at pressures below [***] psig for the purpose of supporting Producer’s fracturing operations at the Producer’s Well Pad known as the Oxford 43 Well Pad (“Oxford Well Pad”);
WHEREAS, Producer has requested that Gatherer increase the pressure by which the Oxford Buyback Gas is delivered to the Redelivery Point to 200 psig (the “Target Pressure”) commencing on [***] (“Requested Service Date”) for the purpose of supporting Producer’s fracturing operations at the Oxford Well Pad, including specifically supporting Producer’s compression facilities at the Oxford Well Pad;
WHEREAS, Producer and Gatherer acknowledge that delivering the Oxford Buyback Gas to the Oxford Redelivery Point at the Target Pressure will result in the reduction of volumes of Dedicated Gas flowing into the Gathering System at other locations of approximately [***] Mcfd, resulting in the reduction of the Overrun Fees attributable to such volumes; and

WHEREAS, Gatherer is willing to deliver Oxford Buyback Gas to the Oxford Redelivery Point at the Target Pressure during the Term (as defined below), subject to Producer’s agreement to increase or cause to be increased the volumes of Gas delivered to the Dominator, Smashosaurus and Dreamweaver receipt points (“OH Receipt Points”) under and subject to that certain Second Amended and Restated Gas Gathering and Compression Agreement (as amended, the “OH GGA”) dated as of March 31, 2017 between Rice Drilling D LLC (“RDD”), and EQM Olympus Midstream, LLC, formerly known as Rice Olympus Midstream LLC (“EQM Olympus”).
NOW, THEREFORE, Gatherer and Producer (collectively, “Parties” and each a “Party”), by execution of this Letter Agreement and in consideration of the mutual covenants contained herein, do hereby agree as follows:
1.Oxford Buyback Gas; Target Pressure; Term.
(a)Subject to the terms and conditions of this Letter Agreement, Gatherer agrees to deliver Oxford Buyback Gas to the Oxford Redelivery Point at the Target Pressure, subject to curtailment resulting from an event of Force Majeure or the actions or inactions of Producer, during the period (“Term”) commencing on the Requested Service Date and continuing thereafter until such time as Producer has completed its fracturing operations at the Oxford Well Pad, it being anticipated that Producer will be conducting such fracturing operations for approximately [***] consecutive Days.
(b)Notwithstanding anything herein to the contrary, this Letter Agreement shall not amend or otherwise modify the obligations of the Parties with respect to the connection of any future Redelivery Points to the Gathering System under Section 3.10 of the Gathering Agreement and the other terms and conditions thereof.
(c)In no event shall the Gatherer be in breach of or otherwise liable under the Gathering Agreement if increasing the pressure by which the Oxford Buyback Gas is delivered to the Oxford Redelivery Point at the Target Pressure in accordance with the terms hereof causes an Overpressure Event or other failure by Gatherer to comply with the provisions of the Gathering Agreement.
2.Producer Responsibilities; OH GGA.
(a)Producer agrees to increase or cause to be increased the volumes of Dedicated Gas (as defined in the OH GGA) delivered by or on behalf of RDD to EQM Olympus during the Term for receipt and acceptance into the Gathering System (as defined in the OH GGA) at the OH Receipt Points by an aggregate volume expected by Producer to be approximately 14,000 Mcfd from the current rate of approximately [***] Mcfd to an unconstrained rate of approximately [***] Mcfd, in accordance with the forecasted specifications and flow metrics set forth on Exhibit B hereto (“Increased Volumes”). Such Increased Volumes shall be accepted by EQM Olympus for services under and subject to the terms and conditions of the OH GGA.

(b)To ensure that Gatherer receives the economic benefit of the Increased Volumes, Producer agrees to continue flowing volumes of Gas and cause its Affiliates to continue flowing volumes of Gas during the Term at or above current flow rates and in all material respects in the same manner as presently flowing, and, consistent with the foregoing, will refrain from reductions thereto during the Term which are outside the ordinary course of business practices as of the date hereof.
3.    Miscellaneous. The terms and provisions of this Letter Agreement shall be binding on, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns. This Letter Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or other electronic transmission (including scanned documents delivered by email) shall be deemed an original signature hereto, and execution and delivery by such means shall be binding upon the Parties.
4.    Effect of Letter Agreement. The Parties to the Gathering Agreement acknowledge and agree that this Letter Agreement constitutes a written instrument executed by such Parties, and fulfills the requirements of an amendment contemplated by Section 18.7 of the Gathering Agreement. The Parties to the Gathering Agreement also hereby ratify and confirm the Gathering Agreement, as amended hereby. Except as expressly provided herein, the provisions of the Gathering Agreement and OH GGA shall remain in full force and effect in accordance with their respective terms following the execution of this Letter Agreement. In the event of any conflict or inconsistencies between this Letter Agreement, the Gathering Agreement, and the OH GGA, the terms and conditions of this Letter Agreement shall prevail.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Letter Agreement as of the date first written above.

GATHERER:

EQM GATHERING OPCO, LLC,
a Delaware limited liability company

By:     /s/ John Mackin
Name: John Mackin
Title:     Vice President, Operations

ACKNOWLEDGED AND AGREED TO BY:

EQM OLYMPUS MIDSTREAM, LLC,
a Delaware limited liability company

By:     /s/ John Mackin
Name: John Mackin
Title:     Vice President, Operations

IN WITNESS WHEREOF, the undersigned have executed this Letter Agreement as of the date first written above.

PRODUCER:

EQT CORPORATION,
a Pennsylvania corporation

By:     /s/ David Khani
Name:     David Khani
Title:     CFO

EQT PRODUCTION COMPANY,
a Pennsylvania corporation

By:     /s/ J.E.B. Bolen
Name:     J.E.B. Bolen
Title:     VP Operations Planning

RICE DRILLING B LLC,
a Delaware limited liability company

By:     /s/ J.E.B. Bolen
Name:     J.E.B. Bolen
Title:     VP Operations Planning

EQT ENERGY, LLC,
a Delaware limited liability company

By:     /s/ Keith Shoemaker
Name:     Keith Shoemaker
Title:     SVP Commercial

ACKNOWLEDGED AND AGREED TO BY:

RICE DRILLING D LLC,
a Delaware limited liability company

By:     /s/ J.E.B. Bolen
Name:     J.E.B. Bolen
Title:     VP Operations Planning

EXHIBIT A

Oxford Redelivery Point – Map

[***]

Exhibit B

OH Receipt Points – Flow Metrics (Mcfd)

[***]